                                                                   Exhibit 10.48

                            AMENDMENT NO. 1 TO LEASE
                            ------------------------

          THIS AGREEMENT made this 19 day of June, 2001, by and between EWE WAREHOUSE INVESTMENTS V, LTD. successor to MILLER-VALENTINE PARTNERS, as Lessor and MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, successor to PC CONNECTIONS, INC. successor by assignment to MICRO WAREHOUSE, INC., as Lessee located at 2907-2931 Old State Route 73, Wilmington, Ohio 45177.

                              W I T N E S S E T H:

          WHEREAS, Lessor and Lessee entered into a Lease dated May 13, 1993, as assigned December 13, 1999, and

          WHEREAS, the Lessor and Lessee desire to amend the Lease of approximately 32,000 square feet to add an Option to Renew.

          NOW THEREFORE, the Lease is amended as follows.

          1. OPTION TO RENEW. shall be added as follows. Lessee is hereby
             ---------------
granted an option to renew this Lease for an additional term of two (2) years effective October 1, 2003 on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

          a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease; and

          b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following procedure:

          (1) The index to be used for this adjustment shall be the Consumer Price Index (North Central Region, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U. S. Department of Labor, Bureau of Labor Statistics, Washington, D. C.).

          (2) The Consumer Price Index of 1993 for the month of June shall be the "Base Period Consumer Price Index".

          (3) The Consumer Price Index for the month of June each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index".

          (4) The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $129,279.96 and the result shall then be added to $129,279.96. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments. Notwithstanding the Index, the annual percentage increase shall not be less than three percent (3%). All calculations of said procedure shall be provided to the Lessee in their entirety directly from EWE Warehouse Investments V, Ltd., the Lessor.

          (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

          2. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

          IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to duplicates of this Amendment, this 15 day of June, 2001, as to Lessee and this 19 day of June, 2001, as to Lessor.

Signed and acknowledged     LESSOR: EWE WAREHOUSE INVESTMENTS V, LTD.
in the presence of:                 BY MILLER-VALENTINE REALTY, INC.
                                    ITS MANAGING AGENT


                                    /s/ Robert A. Gallinis
 /s/ Barbara J. Gilmore             ------------------------------
--------------------------  By:     Robert A. Gallinis
 /s/ Nicholas Atkins
--------------------------  Its:    President


                            LESSEE: MERRIMACK SERVICES CORPORATION

 /s/ Robert Pratt           By:     /s/ Wayne Wilson
--------------------------         -------------------------------
 /s/ Barbara Jaus           Title:  President
--------------------------         -------------------------------


STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

          The foregoing instrument was acknowledged before me this 19 day of June, 2001, by Robert A. Gallinis, President Of Miller-Valentine Realty, Inc., Managing agent for EWE INVESTMENTS V, LTD.

                                     /s/ Rita A. Hughes
                                    ------------------------------
                                    Notary Public

                                       RITA A. HUGHES, Notary Public
                                       In and for the State of Ohio
                                       My Commission Expires May 4, 2006

STATE OF New Hampshire  COUNTY OF Hillsborough,  SS:
         -------------            ------------

          The foregoing instrument was acknlwledged before me this 15 day of June, 2001, by Wayne L. Wilson, the President of MERRIMACK SERVICES CORPORATION, a corporation on behalf of said corporation.

                                    /s/ Dolores R. Collins
                                    ------------------------------------
                                    NOTARY PUBLIC

                                                       [SEAL]
Revised by Legal Dept. 5/3/01

                        REVISED AMENDMENT NO. 3 TO LEASE
                        --------------------------------

          THIS AGREEMENT made this 19 day of June, 2001, by and between EWE WAREHOUSE INVESTMENTS V, LTD. successor to MILLER-VALENTINE PARTNERS, as Lessor and MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, successor to PC CONNECTIONS, INC. successor by assignment to MICRO WAREHOUSE, INC., as Lessee located at 2841-2901 Old State Route 73, Wilmington, Ohio 45177.

                              W I T N E S S E T H:

          WHEREAS, Lessor and Lessee entered into a Lease dated August 12, 1991, as amended May 1, 1992 and October 18, 1992 and as assigned December 13, 1999, and

          WHEREAS, the Lessor and Lessee desire to amend the Lease of approximately 70,400 square feet to extend the term and revise the rent.

          NOW THEREFORE, the Lease is amended as follows.

          1. Article 1. TERM. shall be revised as follows. Effective October 1,
                        ----
2001, the term of this Lease shall be extended for an additional two (2) years for a total term of twelve (12) years, commencing October 1, 1991 and ending September 30, 2003, both dates inclusive.

          2. Lessee warrants that Lessee has accepted and is now in possession of the Premises and that the Lease is valid and presently in full force and effect. Lessee accepts the Premises in its present "as is" condition.

          3. Article 4. RENT. shall be revised as follows. For the period
                        ----
commencing October 1, 2001 and ending September 30, 2002, the Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of THREE HUNDRED FIFTY FIVE THOUSAND FIVE HUNDRED TWENTY AND 04/100 DOLLARS ($355,520.04) which shall be paid in equal monthly installments of TWENTY NINE THOUSAND SIX HUNDRED TWENTY SIX AND 67/100 DOLLARS ($29,626.67), due and payable on the first day of each month, in advance, without demand.

          Checks should be made payable to EWE Warehouse Investments V, Ltd. and sent c/o Miller-Valentine Realty, Inc., Post Office Box 744, Dayton, Ohio 45401-0744, ATTN: ACCOUNTS RECEIVABLE.

          The Basic Annual Rent of $355,520.04 shall be adjusted annually based on any increases in the Consumer Price Index beginning October 1, 2002 and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

          a. The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

          b. The Consumer Price Index of 2001 for the month of June shall be the "Base Period Consumer Price Index". The Consumer Price Index for the month of June in each adjustment year shall be the "Adjustment Period Consumer Price Index".

          c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the Basic Annual Rent, and the result shall then be added to the Basic Annual Rent. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments. Notwithstanding the Index, the annual percentage increase shall not be less than three percent (3%). All calculations of said procedure shall be provided to the Lessee in their entirety directly from EWE Warehouse Investments V, Ltd., the Lessor.

          d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

          4. OPTION TO RENEW. shall be added as follows. Lessee is hereby
             ---------------
granted an option to renew this Lease for an additional term of two (2) years on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

          a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease; and

          b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following procedure:

          (1) The index to be used for this adjustment shall be the Consumer Price Index (North Central Region, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U. S. Department of Labor, Bureau of Labor Statistics, Washington, D. C.).

          (2) The Consumer Price Index of 2001 for the month of June shall be the "Base Period Consumer Price Index".

          (3) The Consumer Price Index for the month of June each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index".

          (4) The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $355,520.04 and the result shall then be added to $355,520.04. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments. Notwithstanding the Index, the annual percentage increase shall not be less than three percent ( 3%). All calculations of said procedure shall be provided to the Lessee in their entirety directly from EWE Warehouse Investments V, Ltd., the Lessor.

          (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

          5. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

          IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to duplicates of this Amendment, this 15 day of June, 2001, as to Lessee and this 19 day of June, 2001 as to Lessor.

Signed and acknowledged   LESSOR:       EWE WAREHOUSE INVESTMENTS V, LTD.
in the presence of:                     BY MILLER-VALENTINE REALTY, INC.
                                        ITS MANAGING AGENT

/s/ Barbara J. Gilmore    By:           /s/ Robert A. Gallinis
------------------------                ------------------------
/s/ Nicholas Atkins                     Robert A. Gallinis
------------------------  Title:        President


                          LESSEE:       MERRIMACK SERVICES CORPORATION

/s/ Robert Pratt          By:           /s/ Wayne Wilson
-----------------------                 ------------------------
/s/ Barbara Jaus          Title:        President
-----------------------                 ------------------------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

          The foregoing instrument was acknowledged before me this 19 day of June, 2001, by Robert A. Gallinis, President of Miller-Valentine Realty, Inc., managing agent for EWE INVESTMENTS V, LTD.

                                  /s/ Rita A. Hughes
                                  -------------------------------------
                                  Notary Public

                                       RITA A. HUGHES, Notary Public
                                       In and for the State of Ohio
                                       My Commission Expires May 4,2006



STATE OF New Hampshire COUNTY OF Hillsborough, ss:
         -------------           ------------
          The foregoing instrument was acknowledged before me this 15, day of June, 2001 by Wayne L. Wilson, the President of MERRIMACK SERVICES CORPORATION, a corporation on behalf of said corporation.


                                   /s/ Dolores R. Collins
                                   --------------------------------------
                                   NOTARY PUBLIC

                                                    [SEAL]
Revised by Legal Dept. 5/3/01